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                                                                  EXHIBIT 23.02

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS









As independent public accountants, we hereby consent to incorporation of our report included in this Form 8-K, into Cardinal Health, Inc.'s previously-filed Registration Statement File No. 33-62198 on Form S-3 and Registration Statements File No. 33-20895, as amended, No. 33-38021, No. 33-38022, and No. 33-42357 on
Form S-8.



                                           /s/ Arthur Andersen & Co.






Sacramento, California
February 4, 1994